   As filed with the Securities and Exchange Commission on February 14, 2001

                                            Registration No. 333-[_____________]
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM S-8


                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                               CANDELA CORPORATION
                (Name of Registrant as Specified in its Charter)


                DELAWARE                              04-2477008
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)


                     530 BOSTON POST ROAD, WAYLAND, MA 01778
                    (Address of Principal Executive Offices)

                              --------------------


            CANDELA CORPORATION AMENDED AND RESTATED 1998 STOCK PLAN

                            (Full Title of the Plan)

                              --------------------

                               MR. F. PAUL BROYER
                               CANDELA CORPORATION
                     530 BOSTON POST ROAD, WAYLAND, MA 01778
               (Name and Address of Agent for Service of Process)

                                 (508) 358-7400
          (Telephone Number, including Area Code, of Agent for Service)

                              --------------------

                                    Copy to:

                           GORDON H. HAYES, JR., ESQ.
                         TESTA, HURWITZ & THIBEAULT, LLP
                       125 HIGH STREET, HIGH STREET TOWER
                           BOSTON, MASSACHUSETTS 02110
                                 (617) 248-7000

                         CALCULATION OF REGISTRATION FEE

=================================================================================================================================
  Title of Securities to be        Amount to be        Proposed maximum          Proposed maximum        Amount of registration
          registered                registered        offering price per     aggregate offering price             fee
                                                          share(1)
---------------------------------------------------------------------------------------------------------------------------------
   CANDELA CORPORATION 1998
          STOCK PLAN

         Common Stock                 500,000             $7.16                     $3,580,000                 $895.00
        $.01 par value

--------
(1) The exercise price of options shall be determined at the time of grant. Accordingly, pursuant to Rule 457(h)(1), the price of $7.16 per share, which is the average of the high and low prices reported on the National Association of Securities Dealers Automated Quotation National Market System on February 9, 2001, is set forth solely for the purposes of calculating the filing fee.

         This Registration Statement registers additional securities of the same class as other securities for which a Registration Statement on Form S-8 (No. 333-88295) relating to Candela Corporation's 1998 Stock Plan is effective. Pursuant to General Instruction E of Form S-8, the contents of the above-listed Registration Statement are hereby incorporated by reference.

ITEM 8.  EXHIBITS.

       Exhibit No.              Description of Exhibit
       -----------              ----------------------

         4.1                    Certificate of Incorporation, as amended (filed as Exhibit 3.1 to the company's
                                Registration Statement on Form S-1 (No. 333-78339) and incorporated herein by reference).

         4.2                    By-laws, as amended and restated (filed as Exhibit 3.2 to the company's
                                Registration Statement on Form S-1 (No. 333-78339) and incorporated herein by reference).

         4.3                    Candela Corporation Amended and Restated 1998 Stock Plan.

         5.1                    Opinion of Testa, Hurwitz & Thibeault, LLP.

         23.1                   Consent of Testa, Hurwitz & Thibeault, LLP (included in Exhibit 5.1).

         23.2                   Consent of Ernst & Young LLP.

         23.3                   Consent of PricewaterhouseCoopers LLP.

         24.1                   Power of Attorney (see Signatures section of this Registration Statement).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wayland, Commonwealth of Massachusetts, on this 14th day of February, 2001.

                                   CANDELA CORPORATION


                                   By: /s/ Gerard E. Puorro
                                       ----------------------------
                                       Gerard E. Puorro
                                       President and Chief Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each such person whose signature appears below constitutes and appoints, jointly and severally, Gerard
E. Puorro and F. Paul Broyer his attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

                 Signature                                    Title                              Date
                 ---------                                    -----                              ----

/s/ Gerard E. Puorro                              President and Chief                      February 9, 2001
--------------------------------------------      Executive Officer and
Gerard E. Puorro                                  Director


/s/ F. Paul Broyer                                Senior Vice                              February 9, 2001
--------------------------------------------      President and Chief
F. Paul Broyer                                    Financial Officer

/s/ Richard J. Cleveland                          Director                                 February 9, 2001
--------------------------------------------
Richard J. Cleveland, M.D.

/s/ Nancy Nager                                   Director                                 February 9, 2001
--------------------------------------------
Nancy Nager, R.N., B.S.N., M.S.N.

/s/ Kenneth D. Roberts                            Chairman of the Board                    February 9, 2001
--------------------------------------------      of Directors
Kenneth D. Roberts

/s/ Douglas W. Scott                              Director                                 February 9, 2001
--------------------------------------------
Douglas W. Scott

                                  EXHIBIT INDEX

  Exhibit No.               Description of Exhibit
  -----------               ----------------------

     4.1                    Certificate of Incorporation, as amended (filed as Exhibit 3.1 to the company's
                            Registration Statement on Form S-1 (No. 333-78339) and incorporated herein by reference).

     4.2                    By-laws, as amended and restated (filed as Exhibit 3.2 to the company's Registration
                            Statement on Form S-1 (No. 333-78339) and incorporated herein by reference).

     4.3                    Candela Corporation Amended and Restated 1998 Stock Plan.

     5.1                    Opinion of Testa, Hurwitz & Thibeault, LLP.

    23.1                    Consent of Testa, Hurwitz & Thibeault, LLP (included in Exhibit 5.1).

    23.2                    Consent of Ernst & Young LLP.

    23.3                    Consent of PricewaterhouseCoopers LLP.

    24.1                    Power of Attorney (see Signatures section of this Registration Statement).